SCHEDULE 14A
                                  (Rule 14-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|    Preliminary Proxy Statement        |_| Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12

                              MAC-GRAY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|    Fee paid previously with preliminary materials:

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|_|    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                              MAC-GRAY CORPORATION

                                 22 Water Street
                         CAMBRIDGE, MASSACHUSETTS 02141

                                                                 April __, 2002

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") to be held on Wednesday, May 22, 2002 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (the "Annual Meeting").

         The Annual Meeting has been called for the purpose of (i) electing two Directors to hold office until the annual meeting of stockholders to be held in 2005, and (ii) voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         After the formal portion of the Annual Meeting, there will be an informal session for the purpose of presenting a brief report on the Company and responding to your questions.

         The Board of Directors has fixed the close of business on March 28, 2002 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees of the Board of Directors of the Company.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

         ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD), AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

                                               Very truly yours,

                                               /s/ Stewart Gray MacDonald, Jr.
                                               STEWART GRAY MACDONALD, JR.
                                               Chairman of the Board and
                                               Chief Executive Officer

                              MAC-GRAY CORPORATION

                                 22 WATER STREET
                         CAMBRIDGE, MASSACHUSETTS 02141
                                 (617) 492-4040

                              ---------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on Wednesday, May 22, 2002

                              ---------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") will be held on Wednesday, May 22, 2002 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (together with adjournments or postponements thereof, the "Annual Meeting") for the purpose of considering and voting upon:

1. The election of two Directors to hold office until the annual meeting of stockholders to be held in 2005 and until a successor is duly elected and qualified; and

2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 28, 2002 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                 By Order of the Board of Directors

                                 MICHAEL J. SHEA
                                 Secretary

Cambridge, Massachusetts
April __, 2002

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

         ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD), AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

                              MAC-GRAY CORPORATION

                                 22 WATER STREET
                         CAMBRIDGE, MASSACHUSETTS 02141
                                 (617) 492-4040

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on Wednesday, May 22, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mac-Gray Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 22, 2002 at 10:00 a.m., local time, at the Goodwin Procter LLP, Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, (together with any adjournments or postponements thereof, the "Annual Meeting").

         At the Annual Meeting, all of the stockholders of the Company will be asked to consider and vote upon the following matters:

1. The election of two Directors to hold office until the annual meeting of stockholders to be held in 2005 and until a successor is elected and qualified; and

2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Notice of the Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April __, 2002 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 28, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,652,522 shares of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and 180 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting. Unless otherwise indicated, references to the Company in this Proxy Statement include its various subsidiaries.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may only be cast in favor of or withheld from each nominee. Abstentions, broker non-votes or votes that are otherwise withheld will be excluded entirely from the votes and will have no effect on the election of Directors.

         Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the two nominees for Directors listed in this Proxy Statement. It is not anticipated that any other matters will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

         Attendance at the annual meeting will be limited to stockholders as of the record date, their authorized representatives and guests of the Company. Admission will be by presentation of your ticket or brokerage statement and proper identification. If you are a registered stockholder (your shares are held in your name) and plan to attend the meeting, please vote your proxy, detach your ticket from the top portion of the proxy card and bring that ticket and a form of personal identification with you to the meeting. If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record), and plan to attend the meeting, you should bring a recent brokerage statement showing your ownership of shares and a form of personal identification.

         Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         The Annual Report of the Company for the fiscal year ended December 31, 2001 (the "Annual Report") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

Nominees

         The Board of Directors of the Company currently consists of five members and is divided into three classes, with two Directors in Class I, two Directors in Class II and one Director in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting of stockholders.

         At the Annual Meeting, two Class II Directors will be elected to serve until the 2005 annual meeting of stockholders and until a successor is duly elected and qualified. The Board of Directors has nominated Thomas E. Bullock and Jerry A. Schiller for re-election as Class II Directors. Certain information with respect to the persons nominated by the Board of Directors for election as Directors is shown below under "Information Regarding Directors/Nominees." Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of the nominees. Messrs. Bullock and Schiller agreed to stand for re-election and to serve if re-elected as Directors. However, if any person nominated by the Board of Directors fails to stand for re-election or is unable to accept re-election, then proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Directors may recommend.

Vote Required For Approval

         A quorum being present, election of Directors of the Company is determined by a plurality of the votes cast in person or by proxy at the Annual Meeting.

         The Board of Directors of the Company recommends that the Company's stockholders vote "FOR" the election of the two nominees of the Board of Directors as Directors of the Company.


                    INFORMATION REGARDING DIRECTORS/NOMINEES

Meetings of Board of Directors and Committees

         During the fiscal year ended December 31, 2001 ("Fiscal 2001"), the Board of Directors of the Company held seven (7) meetings. Each Director who was a Director during Fiscal 2001 attended 100% of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which such Director served.

         The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Board of Directors does not have a nominating committee. The Audit Committee, which consisted of Eugene B. Doggett, Chairman, Jerry A. Schiller and John P. Leydon, held five (5) meetings during Fiscal 2001. John P. Leydon became a member of the Audit Committee on February 28, 2001. Mr. Doggett resigned from the Board of Directors effective March 7, 2002. The Audit Committee recommends to the Board of Directors the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence.

Report of the Audit Committee

         The Company's Audit Committee is comprised of independent directors, and acts under a written Audit Committee Charter adopted and approved by the Audit Committee and the full Board of Directors in May 2001. The members of the Audit Committee in Fiscal 2001 were Eugene B. Doggett (Chairman), Jerry A. Schiller, and John P. Leydon. The Audit Committee met six (6) times during Fiscal 2001. Each of the members of the Audit Committee is independent as defined in Sections 303.01 and 303.02 of the New York Stock Exchange listing standards.

         The Audit Committee reviews the Company's financial reporting process and its internal control processes on behalf of the Board of Directors. It also makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal accounting controls, and performs such other oversight functions as may be requested from time to time by the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees.) In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditors' independence. The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

This report is respectfully submitted by the members of the Audit Committee:

Eugene B. Doggett, Chairman
Jerry A. Schiller
John P. Leydon

The aggregate fees billed by the Company's independent accounting firm for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2001 as well as the review of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q for the year were $152,500.

                       Fees Paid to Independent Auditors

Audit Fees                                $152,500
Information Systems and Design            $     -0-
All Other Fees                            $     -0-


Compensation Committee

         The Compensation Committee, comprised of Jerry A. Schiller, Chairman, William M. Crozier, Jr. and Thomas E. Bullock, held five (5) meetings during Fiscal 2001. John P. Leydon was also a member of the Compensation Committee until February 2001 at which time he was replaced by Thomas E. Bullock. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for all directors and executive officers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Option and Incentive Plan (the "1997 Stock Plan") and prescribes the terms and provisions of each grant made under the 1997 Stock Plan. In addition, the Compensation Committee interprets the 1997 Stock Plan and grants thereunder, and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Plan.

Compensation of Directors

         Directors who are also employees of the Company do not receive compensation for their services on the Board of Directors or any committee thereof. Each Director who is not an employee of the Company (an "Independent Director") receives (i) an annual fee of $12,000, paid in quarterly installments, 50% in shares of the Company's Common Stock and 50% in cash, shares of the Company's Common Stock or any combination thereof at the discretion of the Director and (ii) an additional fee of $500 per meeting of the Board of Directors, or special Committee meeting, attended in person and $250 per meeting attended by teleconference. Under the 1997 Stock Plan, each newly elected Independent Director is also entitled to receive an initial grant of an option to purchase 1,000 shares of the Company's Common Stock on the fifth business day after his or her election to the Board of Directors, and each Independent Director who is serving as a Director on the fifth business day after each annual meeting of stockholders will automatically be granted an option to purchase 1,000 shares of the Company's Common Stock. All options granted to Independent Directors under the 1997 Stock Plan are exercisable upon grant at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant and shall terminate upon the tenth anniversary of the date of grant. All Directors are reimbursed for significant travel expenses, if any, incurred in attending meetings of the Board of Directors and its committees.

         Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by them to the Company.


Name                                                Age        Director Since

Class I
John P. Leydon ...................................   69              1997
William M. Crozier, Jr ...........................   69              1999

Class II
Jerry A. Schiller*................................   69              1997
Thomas E. Bullock*................................   55              2000

Class III
Stewart G. MacDonald, Jr..........................   52              1983

-----------
* Nominee for election.

         Stewart G. MacDonald serves as Chairman of the Board and Chief Executive Officer and has served as a Director of the Company since 1983. Mr. MacDonald has served the Company as Chairman of the Board since 1992, and as Chief Executive Officer since 1996. Mr. MacDonald is the fourth member of the Company's founding families to lead the organization. He received his B.A. from the University of Wisconsin.

         John P. Leydon has been a Director of the Company since April 1997. Mr. Leydon was a vice president and the Chief Financial Officer of Pacific Packaging Products, Inc. from December 1996 to December 2001. From 1983 to 1996, Mr. Leydon was a partner at Leydon & Gallagher, a certified public accounting firm. Mr. Leydon received his B.S. in Business Administration from Boston College, his M.B.A. from Babson College and his M.S. in Taxation from Bentley College.

         Jerry A. Schiller has been a Director of the Company since April 1997. Mr. Schiller has been a private investor and consultant since 1993. In October 1993, Mr. Schiller retired after 31 years of service with The Maytag Corporation. From 1985 until his retirement, Mr. Schiller served as the Executive Vice President and Chief Financial Officer, as well as a Director, of The Maytag Corporation. From 1962 until 1985, Mr. Schiller held various executive positions with The Maytag Corporation. Mr. Schiller received his B.S. in Business Administration and Accounting from Augustana College.

         William M. Crozier, Jr. has been a Director of the Company since April 1999. From 1996 until 1997, Mr. Crozier was Chairman of the Board of BankBoston Corporation. From 1974 until 1996, Mr. Crozier was Chairman of the Board and Chief Executive Officer of BayBanks, Inc. Mr. Crozier received his B.A. in Economics from Yale University and his M.B.A. from Harvard Business School.

         Thomas E. Bullock has been a Director of the Company since November 2000. From 1997 to 2000, Mr. Bullock was President and Chief Executive Officer of Ocean Spray Cranberries, Inc. From 1994 to 1997, Mr. Bullock was Executive Vice President and Chief Operating Officer of Ocean Spray. Mr. Bullock holds a B.S. from St. Joseph's College in Philadelphia, PA.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

         The names and ages of all executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below.


Name                    Age Position

Stewart G. MacDonald     52 Chairman and Chief Executive Officer
Neil F. MacLellan, III   42 Executive Vice President and Chief Operating Officer
Michael J. Shea          52 Executive Vice President, Chief Financial Officer,
                              Treasurer and Secretary

         The biography of Mr. MacDonald is set forth above.

         Neil F. MacLellan, III has been with the Company since 1985 and has served as Executive Vice President since December 1995 and as Chief Operating Officer since November 1998. From January 1991 through December 1995, Mr. MacLellan served as the Company's Director of Finance and Administration and from March 1985 through January 1991, Mr. MacLellan served as Controller of the Company. Mr. MacLellan received his B.S. in Accounting from Bentley College.

         Michael J. Shea has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since November 1998. In April 1999, Mr. Shea was elected Secretary of the Company. From April 1998 to November 1998, Mr. Shea served as Senior Vice President and Chief Financial Officer of Professional Dental Associates, Inc. From March 1997 through April 1998, Mr. Shea served as Chief Financial Officer of Auto Palace, Inc., currently a division of Auto Zone. Mr. Shea is a Certified Public Accountant and received his B.A. from Stonehill College and his M.B.A. from Babson College.

         Each of the executive officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

         The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three fiscal years to the Company's Chief Executive Officer and the other executive officers named in the tables below (the "Named Executive Officers"). Other than the Named Executive Officers, no other officer of the Company who held office as of December 31, 2001 met the definition of "highly compensated" within the meaning of the Security and Exchange Commission's executive compensation disclosure rules for this period. Information with respect to other persons is not required to be disclosed under the rules and regulations of the Securities and Exchange Commission.

Summary Compensation Table

         The following table shows for each of the last three fiscal years compensation paid by the Company to the Chief Executive Officer and the Named Executive Officers.





                                                                                                   Long-Term
                                                                                                   Compensation
                                                              Annual Compensation                  Awards
                                                                                                   Securities          All other
                                                                                                   Underlying       Compensation
Name and Principal Position                      Year        Salary($)         Bonus($)(1)         Options(#)             ($)(2)
---------------------------                      ----        ---------         -----------         ----------             ------

Stewart G. MacDonald..........................   2001          300,000              55,000                ---              3,000
Chairman and Chief Executive Officer             2000          275,000             140,000                ---              3.000
                                                 1999          275,000                 ---             50,000              3,000

Neil F. MacLellan, III........................   2001          200,000              30,000                ---              9,001
Executive Vice President and Chief Operating     2000          195,000              80,000                ---             10,300
Officer                                          1999          185,000              22,500             25,000              4,200

Michael J. Shea...............................   2001          200,000              25,000                ---              3,000
Executive Vice President, Chief Financial        2000          195,000              80,000                ---              3,000
Officer, Treasurer and Secretary                 1999          175,000              45,000                ---              3,000

-----------

(1) Executive officers are eligible for annual cash bonuses. Such bonuses are based upon achievement of corporate and individual performance objectives determined by the Compensation Committee of the Board of Directors. Cash bonuses for Fiscal 2001 are paid to executives in 2002.

(2) Includes contributions made on the executive's behalf to the Company's retirement plan and, in the case of Mr. MacLellan, premiums paid by the Company for life insurance.


Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End
Option Values


                                                                     Number of Securities Underlying       Value of Unexercised
                                                                           Unexercised Options             In-the-Money-Options
                                                                          at December 31, 2001             at December 31, 2001
                                                                          --------------------             --------------------
                               Shares Acquired     Value
Name                           on Exercise (#)     Realized ($)     Exercisable       Unexercisable   Exercisable   Unexercisable
----                           ---------------     ------------     -----------       -------------   -----------   -------------

Stewart G. MacDonald.........          --                --              100,000          60,000           --             --
Neil F. MacLellan, III.......          --                --              25,000           42,000           --             --
Michael J. Shea..............          --                --                ---            42,000           --             --


Option Grants in Last Fiscal Year

         The following table sets forth the options granted in Fiscal 2001 to the Chief Executive Officer and each of the Named Executive Officers.

                                                      Percent of                                 Potential Realizable
                                                    Total Options                               Value at Assumed Annual
                                Number of Shares      Granted to    Exercise or                  Rates of Share Price
                               Underlying Options     Employees      Base Price   Expiration        Appreciation for
             Name                Granted (#) (1)    in Fiscal Year   ($/SH) (2)      Date            Option Term (3)
             ----                ---------------    --------------   ----------      ----            ---------------
                                                                                                  5% ($)      10% ($)
                                                                                                  ------      -------
Stewart G. MacDonald.........        110,000            14.9%          $3.70       4/2/2011      662,960     1,055,653
Neil F. MacLellan, III.......        67,000              9.0%          $3.70       4/2/2011      403,803      642,989
Michael J. Shea..............        42,000              5.7%          $3.70       4/2/2011      253,130      403,068

(1) Mr. MacDonald's option agreement with respect to 60,000 shares of the Company's Common Stock provides that such option will vest and become exercisable with respect to thirty-three and one-third percent (33 1/3%) of the shares of the Company's Common Stock to which such option agreement relates on each of April 2, 2002, 2003 and 2004. Mr. MacDonald's option agreement with respect to 50,000 shares of the Company's Common Stock provides that such option vested and became exercisable on April 2, 2001.

      Mr. MacLellan's option agreement with respect to 42,000 shares of the Company's Common Stock provides that such option will vest and become exercisable with respect to thirty-three and one-third percent (33 1/3%) of the shares of the Company's Common Stock to which such option agreement relates on each of April 2, 2002, 2003 and 2004. Mr. MacLellan's option agreement with respect to 25,000 shares of the Company's Common Stock provides that such option vested and became exercisable on April 2, 2001.

      Mr. Shea's option agreement with respect to 42,000 shares of the Company's Common Stock provides that such option will vest and become exercisable with respect to thirty-three and one-third percent (33 1/3%) of the shares of the Company's Common Stock to which such option agreement relates on each of April 2, 2002, 2003 and 2004.

(2) All options were granted at fair market value as determined by the Board of Directors on the date of the grant.

(3) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the option holders' continued employment through the option period and the date on which the options are exercised.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

         The Compensation Committee, comprised of Jerry A. Schiller, Chairman, William M. Crozier, Jr., and Thomas E. Bullock, reviews and recommends to the Board of Directors the compensation arrangements for all directors and executive officers and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. John P. Leydon was also a member of the Compensation Committee until February 2001 at which time he was replaced by Thomas E. Bullock.

         In addition, the Compensation Committee determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Plan and prescribes the terms and provisions of each grant made under the 1997 Stock Plan. The Compensation Committee interprets the 1997 Stock Plan and grants thereunder, and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Plan.

General

         The compensation arrangements of the Company reflect the philosophy that the Company and its shareholders are best served by running the business with a long-term perspective, while striving to deliver consistently good annual results. Compensation arrangements are therefore designed to provide competitive financial rewards for successfully meeting the Company's larger strategic as well as annual operating objectives. The Company rewards the creation of sustainable long-term shareholder value. The Compensation Committee recognizes that there is not a significant number of comparable publicly traded companies in the Company's industry segments and, accordingly, the committee arranged for an independent analysis of compensation structures which was necessarily broader in scope than the Company's industry segments. The analysis indicated that the compensation of the Company's executives was in line with similarly situated executives in reasonably similar, like-size companies.

Compensation Policies for Executive Officers

         The compensation of the Company's Chief Executive Officer and other executive officers is comprised of annual salary and cash and/or stock incentives based on annual and long-term performance of the Company.

Base Salary. The Compensation Committee, in its discretion, determines the annual base salary and base salary adjustments for executive officers. Generally, salary adjustments for executive officers are determined by evaluating:

     --   competitive pay practices

     --   the performance of the Company

     -- the performance of the executive officer including any change in the responsibilities assumed by the executive officer.

         The Compensation Committee believes that the base salaries are reasonable when compared with other companies.

Cash Bonuses. The Company's objectives in awarding cash bonuses to executive officers are based upon the Company's financial results and individual performances. The objectives may include revenue growth objectives, pre-tax income objectives, and balance sheet strength objectives. By implementing a compensation structure composed of salary and a performance-related bonus, a significant portion of each executive officer's annual total cash compensation is placed at risk in order to provide an incentive toward sustained high performance. The Compensation Committee considered the compensation that the executive officers received in the form of stock options in determining the appropriate cash bonus for each executive officer.

Stock Options. Stock option grants are designed to attract and retain employees who can make significant contributions to the Company's success, reward employees for such significant contributions, and give employees a longer-term incentive to increase shareholder value. Because an optionee will benefit only if the Company's stock price increases over time, options are considered to be an effective means of linking executive pay with the creation of shareholder wealth.

         The size and frequency of stock option grants are determined by the Compensation Committee in its discretion, taking into account the optionee's level of responsibility, the achievement of objectives, the implementation of key strategies, and/or the potential for positively influencing future results. The Compensation Committee may impose specific performance measures on stock option grants. The Compensation Committee also may grant stock options for executive recruitment and retention purposes, in amounts that the Compensation Committee, in its discretion, deems necessary and appropriate.

         To ensure that high levels of performance occur over the long term, stock options granted to executives typically have a life of ten years, generally vest over a period of up to five years, and have an exercise price equal to 100% of the fair market value of the Company's Common Stock on the grant date. Any value received by an executive officer from a stock option grant depends entirely on increases in the price of the Company's Common Stock.

         In addition to the executive officers, one hundred nineteen (119) other managers and employees of the Company had options outstanding as of December 31, 2001.

Other Compensation. The Company provides executive officers and management with health, retirement and other benefits under plans that are generally available to the Company's employees.

Compensation of the Chief Executive Officer. In setting the compensation package for Mr. MacDonald, the Compensation Committee uses the same factors it considers in establishing the compensation levels of other executive officers. Financial and individual award targets are established for the year in line with overall compensation philosophy. These include, but are not limited to, the Company's achievement of financial goals as well as leadership and other individual performance goals.

         For Fiscal 2001, Mr. MacDonald's salary was increased to $300,000. With regard to a cash bonus for Mr. MacDonald, the Committee had established an opportunity for up to $200,000. The Compensation Committee reviewed the Company's financial results as well as the established goals for Fiscal 2001 and Mr. MacDonald's role in achieving these results, including restructuring the card services operations, an evaluation of all key suppliers, and the implementation of significant employee incentives for share value. Mr. MacDonald was granted a cash bonus of $55,000.

         The Compensation Committee has no fixed guidelines with regard to stock options, but takes into consideration the CEO's total compensation package, competitive compensation data, overall financial performance, his role in attaining established results, and stock awards previously granted. Options to purchase 110,000 shares of Mac-Gray common stock were granted to Mr. MacDonald in Fiscal 2001.

         The Compensation Committee exercised its subjectivity and discretion in determining the level of each element of compensation, individually and in the aggregate, for Mr. MacDonald for Fiscal 2001. The Committee considers Mr. MacDonald's level of compensation appropriate in view of his performance and leadership of the Company during Fiscal 2001.


Report on Forfeiture of Stock Options by Executive Officers; Granting of New Options in 2001

         During fiscal year 1999 there was a significant decrease in the market price of the Company's Common Stock. As a result of this market decline, most of the Company's previously issued stock options, originally issued with exercise prices ranging from $8.50 to $11.25, lost their value as an employee incentive. Many of the Company's employees, including its Executive Officers, forfeited options in September 2000. On April 2, 2001, the several of the Company's employees, including the Executive Officers, were granted new stock options. The stock option forfeiture in September 2000 and subsequent stock option issuance in April 2001 is not considered a repricing under the accounting rules.


         Options Forfeited September 2000 By Executive Officers

                                                                                                  Length
                                                                                   Exercise      Original
                                                  Number of                        Price at    Option Term
                                                   Options      Market Price of     Time of     Remaining
                                  Grant           Forfeited    Stock at Time of   Forfeiture    at Date of
           Name                    Date              (#)        Forfeiture ($)        ($)       Forfeiture
           ----                    ----

Stewart G. MacDonald......    December 30, 1996    148,700           3.25            8.80       6.25 years
Stewart G. MacDonald......      August 14, 1997     14,870           3.25            9.25       6.92 years
Neil F. MacLellan, III....    December 30, 1996     81,800           3.25            8.80       6.25 years
                                August 14, 1997     8,180            3.25            9.25       6.92 years
                                  March 1, 1999     25,000           3.25            8.50       8.50 years
Michael J. Shea...........     December 1, 1998     89,980           3.25            11.25      8.92 years



         Options Granted April 2001 To Executive Officers


                                                                                   Exercise
                                                   Number of    Market Price of    Price at
                                 Date        Options Granted   Stock at Time of     Time of     Length Of
           Name                                     (#)            Grant ($)       Grant ($)   Option Term
           ----

Stewart G. MacDonald......   April 2, 2001        110,000            3.70            3.70        10 Years
Neil F. MacLellan, III....   April 2, 2001        67,000             3.70            3.70        10 Years
Michael J. Shea...........   April 2, 2001        42,000             3.70            3.70        10 Years



This report is respectfully submitted by the members of the Compensation
Committee:

Jerry A. Schiller, Chairman
William M. Crozier, Jr.
Thomas E. Bullock

Compensation Committee Interlocks and Insider Participation

         All executive officer compensation decisions are made by the Compensation Committee, which is comprised of independent, non-interlocking directors. The Compensation Committee reviews and makes recommendations regarding the compensation for directors and executive officers of the Company, including salaries and bonuses. Currently, the members of the Compensation Committee are Messrs. Schiller, Chairman, Crozier and Bullock.


Stockholder Return Performance Graph

         Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock from October 17, 1997, the date on which the Company's Common Stock was first publicly traded, through December 31, 2001, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the total return of the S&P 500 Index and the Russell 2000 Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the S&P 500 Index and the Russell 2000 Index on October 17, 1997. The comparisons in this line graph are historical and are not intended to forecast or be indicative of possible future performance of the Common Stock of the Company.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


                                                            Cumulative Total Return

                              October 17, 1997(1)                                 at December 31,
                                                       1997            1998            1999           2000           2001
                                                       ----            ----            ----           ----           ----

Mac-Gray Corporation.......         100.00            112.61          81.98           27.48           23.42          20.25
Russell 2000 Index(2)......         100.00            101.09          98.26           117.51         112.44         115.23
S&P 500 Index..............         100.00            106.43          136.84          165.64         150.55         132.62


-----------

(1) The beginning measurement point is established by the market close on October 17, 1997, the first day on which the Company's Common Stock was publicly traded.

(2) The Company has selected the Russell 2000 Index as a broad equity market index that includes companies whose equity securities are of a more comparable market capitalization than the S&P 500 Stock Index.

Employment Agreements with Executive Officers

         Although the Company is not a party to employment agreements with any of its three executive officers, on February 14, 2002, the Company entered into severance agreements with its three executive officers. Under certain circumstances involving a change of control of the Company and termination of the executive's employment for reasons other than cause, Mr. MacDonald, Mr. MacLellan and Mr. Shea would be entitled to an amount equal to two and ninety-nine one hundredths (2.99) times, two (2) times and two (2) times, respectively, the sum of (i) the executive's average annual base salary over the three (3) fiscal years immediately prior to the terminating event (or the executive's annual base salary in effect immediately prior to the change in control, if higher) and (ii) the executive's average annual bonus over the three
(3) fiscal years immediately prior to the change in control (or the executive's annual bonus for the last fiscal year immediately prior to the change in control, if higher), payable in one lump-sum payment. Additionally, the Company would continue to provide to the executive certain benefits, including health, dental and life insurance on the same terms and conditions as though the executive had remained an active employee, for twenty-four (24) months.

Certain Relationships and Related Transactions

         Pursuant to a Stockholders' Agreement by and among the Company and certain of its stockholders dated June 26, 1997 (the "Stockholders' Agreement"),
(i) each of Mr. Stewart G. MacDonald ("Mr. S. MacDonald"), Ms. Sandra E. MacDonald ("Ms. S. MacDonald"), Mr. Daniel W. MacDonald ("Mr. D. MacDonald," and collectively, the "MacDonalds") (and any assignees or trusts created by them or under which they are beneficiaries) received "piggy-back" and demand registration rights, (ii) each of the MacDonalds granted to and received rights of first offer to purchase shares of the Company's Common Stock offered for sale by another stockholder who is a party thereto and (iii) the MacDonalds granted to the Company rights of second offer to purchase such shares.

         In 1977, Mac-Gray Co. entered into an arrangement with the Company's co-founder and then Chief Executive Officer that provided his wife, Ms. Evelyn
C. MacDonald ("Ms. E. MacDonald"), with an annual payment following his death. The Company, through its subsidiary, Mac-Gray Services, pays Ms. E. MacDonald, the mother of Mr. S. MacDonald, the Company's Chairman and Chief Executive Officer, a fixed amount of $104,000 per year pursuant to this arrangement, which is not evidenced by a comprehensive written agreement, and will continue to make such payments for the remainder of Ms. E. MacDonald's life.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 28, 2002 by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, the Chief Executive Officer and each of the executive officers, and
(iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


                                                                        Shares Beneficially         Percentage of Shares
Name of Beneficial Owner (1)                                                       Owned(2)           Beneficially Owned
----------------------------                                                       --------           ------------------

Stewart G. MacDonald(3)(4)(5)...............................                      2,384,596                        18.8%
Sandra E. MacDonald(3)(4)(6)................................                      3,214,200                        25.4%
Daniel W. MacDonald(3)(4)(7)................................                      2,122,600                        16.8%
Peter C. Bennett(3)(4)(8)...................................                      1,700,000                        13.4%
R. Robert Woodburn, Jr.(3)(4)(9)............................                      1,701,000                        13.4%
Cynthia V. Doggett(3)(10)...................................                      2,392,596                        18.9%
Richard G. MacDonald(3)(11).................................                      3,214,200                        25.4%
Gilbert M. Roddy, Jr.(3)(12)................................                        561,000                         4.4%
Myron M. Kaplan(13).........................................                      1,878,900                        14.9%
Dimensional Fund Advisors Inc.(14)..........................                      1,089,600                         8.6%
Web Services Company, Inc.(15)..............................                      1,182,600                         9.3%
William M. Crozier, Jr.(16).................................                         18,571                            *
Eugene B. Doggett(16).......................................                         11,548                            *
John P. Leydon(16)..........................................                         17,227                            *
Jerry A. Schiller(16).......................................                         16,548                            *
Thomas E. Bullock(16).......................................                         14,701                            *
Neil F. MacLellan, III (16).................................                         41,500                            *
Michael J. Shea (16)........................................                         20,000                            *
All executive officers and directors as a group (8 persons).                      2,524,691                        20.0%


-----------
*        less than 1%

(1) Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 22 Water Street, Cambridge, MA 02141.

(2)  Beneficial  ownership is  determined  in  accordance  with the rules of the
     Securities and Exchange Commission. In computing the number of shares of the Company's Common Stock beneficially owned by a person, shares of the Company's Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of this Proxy Statement are deemed outstanding. As of March 28, 2002, a total of 12,652,522 shares of the Company's Common Stock were issued and outstanding.

(3)  The Company and certain  stockholders of the Company,  including The Evelyn
     C. MacDonald Family Trust for the benefit of Stewart G. MacDonald, The Evelyn C. MacDonald Family Trust for the benefit of Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust for the benefit of Daniel W. MacDonald (each of these sub-trusts under The Evelyn C. MacDonald Family Trusts is referred to herein as a "Sub-Trust" and collectively as "Sub-Trusts"), Mr.
     S. MacDonald, Ms. S. MacDonald, Mr. D. MacDonald, The Stewart G. MacDonald, 1984 Trust (the "SGM Trust"), The Daniel W. MacDonald Trust 1988 (the "DWM Trust"), the New Century Trust, The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust, and Cynthia V. Doggett are parties to the Stockholders' Agreement. The Stockholders' Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing the Company with rights of second offer to purchase such shares. As a result of the Stockholders' Agreement, each of the parties thereto may be deemed to beneficially own all of the issued and outstanding shares of the Company's Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4) A total of 1,700,000 shares of the Company's Common Stock are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the "ECM Trust"), the grantor of which is Ms. E. MacDonald. The independent trustees (the "Independent Trustees") of the ECM Trust are Peter C. Bennett ("Mr. Bennett") and R. Robert Woodburn, Jr. ("Mr. Woodburn"). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares of the Company's Common Stock. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares of the Company's Common Stock attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares of the Company's Common Stock held by such Sub-Trust.

(5) Includes (i) 655,000 shares of the Company's Common Stock held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 561,400 shares of the Company's Common Stock held by the New Century Trust, of which Mr. S. MacDonald is the grantor, (iii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary, (iv) 173,494 shares of the Company's Common Stock held by the wife of Mr. S. MacDonald, and (v) 69,312 shares of the Company's Common Stock held by the minor children of Mr. S. MacDonald. Mr. S. MacDonald, may replace the shares of the Company's Common Stock held by the New Century Trust at any time with property of equivalent value and therefore may be deemed to beneficially own all such shares of the Company's Common Stock. Mr. S. MacDonald disclaims beneficial ownership of such shares of the Company's Common Stock as well as the shares of the Company's Common Stock held by the wife and minor children of Mr. S. MacDonald. Mr. S. MacDonald holds options to purchase up to 160,000 shares of the Company's Common Stock, 120,000 of which are exercisable within 60 days and included in shares of the Company's Common Stock beneficially owned.

(6) Includes (i) 148,800 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 shares of the Company's Common Stock held by The Robert C. MacDonald GST Trust-1997, (iv) 16,050 shares of the Company's Common Stock held by The Whitney E. MacDonald Gift Trust, (v) 16,050 shares of the Company's Common Stock held by The Jonathan S. MacDonald Gift Trust, (vi) 16,050 shares of the Company's Common Stock held by The Robert C. MacDonald Gift Trust, (vii) 566,667 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, (viii) 500,000 shares of the Company's Common Stock held by The MacDonald Annuity Trust, of which Ms. S. MacDonald serves as trustee and settlor with right to replace property, and (ix) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Ms. S. MacDonald serves as co-trustee. Richard G. MacDonald ("Mr. R. MacDonald") is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, The MacDonald Annuity Trust and the DWM Trust) and may be deemed to beneficially own all of such shares of the Company's Common Stock. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The
     Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the "GST Trusts") and The Robert C. MacDonald Gift Trust, The Whitney E. MacDonald Gift Trust and The Jonathan S. MacDonald Gift Trust (collectively, the "Gift Trusts") may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares of the Company's Common Stock. Ms. S. MacDonald disclaims beneficial ownership of the shares of the Company's Common Stock held by the GST Trusts, the DWM Trust, The MacDonald Annuity Trust and the Gift Trusts.

(7) Includes (i) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Mr. D. MacDonald is co-trustee and sole beneficiary, and
     (ii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary.

(8) Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Bennett serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock. Mr. Bennett disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Bennett's mailing address is 111 Cushing Street, Hingham, Massachusetts 02043.

(9) Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Woodburn serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock. Mr. Woodburn disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Woodburn's mailing address is c /o Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108.

(10) Includes (i) 655,000 shares of the Company's Common Stock held by the SGM Trust, of which Ms. Doggett serves as co-trustee, (ii) 561,400 shares of the Company's Common Stock held by the New Century Trust, of which Ms. Doggett serves as co-trustee, (iii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of the husband of Ms. Doggett, of which the husband of Ms. Doggett serves as co-trustee and is the beneficiary, (iv) 366,723 shares of the Company's Common Stock held by the husband of Ms. Doggett, and (v) 69,312 shares of the Company's Common Stock held by the minor children of the husband of Ms. Doggett. The shares of the Company's Common Stock held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of shares of the Company's Common Stock held by such trusts as well as the husband and minor children of Ms. Doggett.

(11) Includes (i) 148,800 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 shares of the Company's Common Stock held by The Robert C. MacDonald GST Trust-1997, (iv) 16,050 shares of the Company's Common Stock held by The Whitney E. MacDonald Gift Trust, (v) 16,050 shares of the Company's Common Stock held by The Jonathan S. MacDonald Gift Trust, (vi) 16,050 shares of the Company's Common Stock held by The Robert C. MacDonald Gift Trust, (vii) 566,667 shares held by the ECM Trust for the benefit of by the wife of Richard G. MacDonald ("Mr. R. MacDonald"), of which by the wife of Mr. R. MacDonald serves as co-trustee and is the beneficiary,
     (viii) 500,000 shares of the Company's Common Stock held by The MacDonald Annuity Trust, of which the wife of Mr. R. MacDonald serves as trustee and settlor with right to replace property, (ix) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which the wife of Mr. R. MacDonald serves as co-trustee, and (x) 552,983 shares of the Company's Common Stock held by the wife of Mr. R. MacDonald. The shares held by each of the GST and Gift Trusts may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares of the Company's Common Stock. Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, The MacDonald Annuity Trust and the DWM Trust) and may be deemed to beneficially own all of such shares of the Company's Common Stock. Mr. R. MacDonald disclaims beneficial ownership of the all 3,214,200 shares of the Company's Common Stock listed above.

(12) Includes 561,400 shares of the Company's Common Stock held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares of the Company's Common Stock held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value, of which all 561,400 shares of the Company's Common Stock Mr. Roddy disclaims beneficial ownership. Mr. Roddy's mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(13) On a Schedule 13D filed with the Securities and Exchange Commission by Myron M. Kaplan ("Mr. Kaplan") on January 22, 2001, Mr. Kaplan reported his beneficial ownership of 1,887,900 shares of the Company's Common Stock, and a mailing address of P.O. Box 385, Leonia, New Jersey 07605.

(14) On a Schedule 13G filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional") on February 12, 2002, Dimensional reported its beneficial ownership of 1,089,600 shares of the Company's Common Stock. Dimensional Fund Advisors Inc., with an address of 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds"). In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities reported herein that are owned by the Funds. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(15) On a Schedule 13G filed with the Securities and Exchange Commission by Web Services Company, Inc. ("Web") on January 30, 2002, Web reported its beneficial ownership of 1,182,600 shares of the Company's Common Stock, and a mailing address of 3690 Redondo Beach Avenue, Redondo Beach, CA 90278.

(16) Mr. Crozier holds options to purchase up to 4,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Doggett holds options to purchase up to 5,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Leydon holds options to purchase up to 4,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Schiller holds options to purchase up to 4,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Bullock holds options to purchase up to 2,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. MacLellan holds options to purchase up to 67,000 shares of the Company's Common Stock, 39,000 of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Shea holds options to purchase up to 42,000 shares of the Company's Common Stock, 14,000 of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Company's executive officers and directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company, and written representations that no other reports were required, the Company believes that during Fiscal 2001 no person who was a director, officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis all reports required by Section 16(a), except for: (1) John P. Leydon, who did not timely file a Form 4 in connection with his exercise of an option to purchase 1,000 shares of the Company's Common Stock but did disclose such exercise on his Form 5; (2) William M. Crozier, who was late in filing his Form 5; (3) Neil F. MacLellan, who was late in filing his Form 5; (4) Michael J. Shea, who was late in filing his Form 5; and (5) Stewart G. MacDonald, Jr., who disclosed his April 2001 stock option grant on an amended Form 5.

                            EXPENSES OF SOLICITATION

         The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Annual Meeting will be borne by the Company.

           SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2003 annual meeting must be received by the Company on or before December 20, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 22 Water Street, Cambridge, Massachusetts 02141.

         Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2003 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than March 8, 2003, nor prior to January 22, 2003, together with all supporting documentation required by the By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

                             INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP ("Pricewaterhouse") served as the Company's independent public accountants for Fiscal 2001 and will serve in such capacity for Fiscal 2002. A representative of Pricewaterhouse will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY CARD.